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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     March 14, 1997


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               on behalf of the
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    33-99324                    51-
0331454
-----------------        -----------------------------       -----------
---
(State or other               (Commission File               (IRS
Employer
 jurisdiction of                    Number)               Identification
No.)
 incorporation)



                              Wilmington, DE 19884-0781
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------
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS

     On February 4, 1997, MBNA America Bank, National Association (the "Seller") conveyed to the Trust all of the receivables (the "Receivables") in certain additional credit card accounts (the "Additional Accounts") of the Seller pursuant to an Assignment No. 11 of Receivables in Additional Accounts dated as of February 4, 1997, (the "Assignment"). The principal amount of the Receivables in the Additional Accounts on February 4, 1997, was $1,681,384,270.89. The Seller conveyed the Receivables in the Additional Accounts to the Trust pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement.


Item 5.     OTHER EVENTS



     The following are filed as Exhibits to this Report under Exhibit
20:

      20.1 Series 1994-A Certificateholders' Statement for the month ended February 28, 1997.

      20.2 Series 1994-B Certificateholders' Statement for the month ended February 28, 1997.

      20.3 Series 1994-C Certificateholders' Statement for the month ended February 28, 1997.

      20.4 Series 1994-D Certificateholders' Statement for the month ended February 28, 1997.

      20.5 Series 1995-A Certificateholders' Statement for the month ended February 28, 1997.

      20.6 Series 1995-B Certificateholders' Statement for the month ended February 28, 1997.

      20.7 Series 1995-C Certificateholders' Statement for the month ended February 28, 1997.

      20.8 Series 1995-D Certificateholders' Statement for the month ended February 28, 1997.

      20.9 Series 1995-E Certificateholders' Statement for the month ended February 28, 1997.

     20.10 Series 1995-F Certificateholders' Statement for the month ended February 28, 1997.

     20.11 Series 1995-I Certificateholders' Statement for the month ended February 28, 1997.

     20.12 Series 1995-J Certificateholders' Statement for the month ended February 28, 1997.

     20.13 Series 1996-A Certificateholders' Statement for the month ended February 28, 1997.

     20.14 Series 1996-B Certificateholders' Statement for the month ended February 28, 1997.

     20.15 Series 1996-C Certificateholders' Statement for the month ended February 28, 1997.

     20.16 Series 1996-D Certificateholders' Statement for the month ended February 28, 1997.

     20.17 Series 1996-E Certificateholders' Statement for the month ended February 28, 1997.

     20.18 Series 1996-G Certificateholders' Statement for the month ended February 28, 1997.

     20.19 Series 1996-H Certificateholders' Statement for the month ended February 28, 1997.

     20.20 Series 1996-J Certificateholders' Statement for the month ended February 28, 1997.

     20.21 Series 1996-K Certificateholders' Statement for the month ended February 28, 1997.

     20.22 Series 1996-L Certificateholders' Statement for the month ended February 28, 1997.

     20.23 Series 1996-M Certificateholders' Statement for the month ended February 28, 1997.

Item 5.     OTHER EVENTS

     The following are filed as Exhibits to this Report under Exhibit
99:

     99.1. Series 1994-A Key Performance Factors for the month ended February 28, 1997.

     99.2. Series 1994-B Key Performance Factors for the month ended February 28, 1997.

     99.3. Series 1994-C Key Performance Factors for the month ended February 28, 1997.

     99.4. Series 1994-D Key Performance Factors for the month ended February 28, 1997.

     99.5. Series 1995-A Key Performance Factors for the month ended February 28, 1997.

     99.6. Series 1995-B Key Performance Factors for the month ended February 28, 1997.

     99.7. Series 1995-C Key Performance Factors for the month ended February 28, 1997.

     99.8. Series 1995-D Key Performance Factors for the month ended February 28, 1997.

     99.9. Series 1995-E Key Performance Factors for the month ended February 28, 1997.

    99.10. Series 1995-F Key Performance Factors for the month ended February 28, 1997.

    99.11. Series 1995-I Key Performance Factors for the month ended February 28, 1997.

    99.12. Series 1995-J Key Performance Factors for the month ended February 28, 1997.

    99.13. Series 1996-A Key Performance Factors for the month ended February 28, 1997.

    99.14. Series 1996-B Key Performance Factors for the month ended February 28, 1997.

    99.15. Series 1996-C Key Performance Factors for the month ended February 28, 1997.

    99.16. Series 1996-D Key Performance Factors for the month ended February 28, 1997.

    99.17. Series 1996-E Key Performance Factors for the month ended February 28, 1997.

    99.18. Series 1996-G Key Performance Factors for the month ended February 28, 1997.

    99.19. Series 1996-H Key Performance Factors for the month ended February 28, 1997.

    99.20. Series 1996-J Key Performance Factors for the month ended February 28, 1997.

    99.21. Series 1996-K Key Performance Factors for the month ended February 28, 1997.

    99.22. Series 1996-L Key Performance Factors for the month ended February 28, 1997.

    99.23. Series 1996-M Key Performance Factors for the month ended February 28, 1997.


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     March 14, 1997


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         Marguerite M. Boylan
                                   ----------------------------------
                                Name:       Marguerite M. Boylan
                                Title:      Vice President